Summary of Significant Accounting Policies (Policies)	12 Months Ended
Apr. 30, 2015
Accounting Policies [Abstract]
Consolidation, Policy [Policy Text Block]
Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All material intercompany balances and transactions have been eliminated in consolidation.

The Company’s foreign subsidiaries functional currency is the U.S. dollar. Transaction gains and losses are recognized in earnings. The Company is subject to foreign exchange rate fluctuations in connection with the Company’s international operations.

Use of Estimates, Policy [Policy Text Block]
Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents, Policy [Policy Text Block]
Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with a maturity of three months or less at the time of purchase, to be cash equivalents. At various times, the Company has amounts on deposit at financial institutions in excess of federally insured limits.

Fair Value Measurement, Policy [Policy Text Block]
Fair Value

The carrying value of cash and cash equivalents, accounts receivable, prepaid expenses, deposits and other receivables, accounts payable, and accrued liabilities approximate their fair value based on the liquidity or the short-term maturities of these instruments. The fair value hierarchy promulgated by GAAP consists of three levels:

•	Level one — Quoted market prices in active markets for identical assets or liabilities;
•	Level two — Inputs other than level one inputs that are either directly or indirectly observable; and
•	Level three — Unobservable inputs developed using estimates and assumptions, which are developed by the reporting entity and reflect those assumptions that a market participant would use.

Determining which category an asset or liability falls within the hierarchy requires significant judgment. The Company evaluates its hierarchy disclosures each quarter. The Company had one liability measured at fair value on a recurring basis, which relate to warrants that were issued in connection with the 2011 and 2013 private placements of the Company’s securities. On March 11, 2015 the Company entered into a securities purchase agreement and amended certain agreements which eliminated the provisions within the warrant agreements requiring the liability classification of the warrant liability. Accordingly, the warrant liability was reclassified to equity at the date of such modification which is discussed more fully in Note 7. As of March 11, 2015 and April 30, 2014, these warrants had an estimated fair value of $1.6 million and $2 million, respectively, which was calculated by the Monte Carlo simulation valuation method using level three inputs. The Company has no assets that are measured at fair value on a recurring basis and there were no assets or liabilities measured at fair value on a non-recurring basis during the years ended April 30, 2015 and 2014.

The following table presents information about our warrant liability, which was our only financial instrument measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of April 30 (dollars in thousands):

	2015	2014

Balance beginning of year	$(2,011)	$(1,046)
Transfers to (from) Level 3	—	—
Change in fair value included in earnings	981	(965)
Modification Charge	(586)
Reclassification to equity	1,616	—

Balance end of year	$—	$(2,011)

Trade and Other Accounts Receivable, Policy [Policy Text Block]
Accounts Receivable

Accounts receivable represent amounts due under agreements with pharmaceutical and biotechnology companies for TOS and amounts due under agreements with patients for POS. At each reporting period, the Company evaluates open accounts receivable for collectability and records an allowance for potentially uncollectible accounts. For both April 30, 2015 and 2014, the allowance for these accounts was $2,000. Accounts receivable is also comprised of certain unbilled accounts receivable for services completed under TOS that have not been billed as of the balance sheet date. As of April 30, 2015 and 2014, the Company had unbilled receivables of $636,000 and $884,000, respectively.

Cash and Cash Equivalents, Restricted Cash and Cash Equivalents, Policy [Policy Text Block]
Restricted Cash

As of April 30, 2015 and 2014, the Company has restricted cash of $163,000 and $165,000, respectively, which is classified as a noncurrent asset on the consolidated balance sheets. This restricted cash serves primarily as collateral for corporate credit cards to provide financial assurance that the Company will fulfill its obligations. The cash is held in custody by the issuing bank, is restricted as to withdrawal or use, and is currently invested in an interest-bearing Certificate of Deposit (“CD”). Though the CD matures in the second quarter of fiscal 2016, the cash will be reinvested into another CD to continue use of the corporate cards. The Company accounts for this CD as a non-current asset supporting operations of the business.

Property, Plant and Equipment, Policy [Policy Text Block]
Property and Equipment

Property and equipment is recorded at cost and primarily consists of laboratory equipment, furniture and fixtures, and computer hardware and software. Depreciation and amortization is calculated on a straight-line basis over the estimated useful lives of the various assets ranging from three to seven years. Property and equipment consisted of the following (in thousands):

	April 30,
	2015	2014

Furniture and fixtures	$70	$69
Computer equipment and software	685	655
Laboratory equipment	493	296
Leasehold improvements	2	2

Total property and equipment	1,250	1,022
Less: Accumulated depreciation and amortization	(798)	(588)

Property and equipment, net	$452	$434

Depreciation and amortization expense was $214,000 and $213,000 for the years ended April 30, 2015 and 2014, respectively. Additionally, included in “Laboratory equipment” for FY 2015 is a capital lease asset of $124,000. Depreciation and amortization expense relating the capital lease was $12,405 for the year ended Aril 30, 2015.

Lease, Policy [Policy Text Block]
Capital Lease

In November 2014, the Company entered into a lease for laboratory equipment. The lease is a capital lease that has costs of approximately $149,000 through November 2019. The current monthly capital lease payment is approximately $3,000.

The following is a schedule by years of future minimum lease payments under this capital lease together with the present value of the net minimum lease payments as of April 30, 2015:

For the Years Ended April 30,	2016	23
	2017	24
	2018	25
	2019	26
	2020	16

Total minimum lease payments		$114
Less: current maturity		(23)
Long-term maturity		91

The present value of minimum future obligations shown above is calculated based on interest rate of 5%. Depreciation and amortization expense was $12,405 for the year ended April 30, 2015.

Impairment or Disposal of Long-Lived Assets, Policy [Policy Text Block]
Impairment of Long-Lived Assets

Impairment losses are to be recognized when the carrying amount of a long-lived asset is not recoverable or exceeds its fair value.  The Company evaluates its long-lived assets for impairment whenever events or changes in circumstances indicate that a carrying value may not be recoverable.  The Company uses estimates of future cash flows over the remaining useful life of a long-lived asset or asset group to determine the recoverability of the asset.  These estimates only include the net cash flows directly associated with, and that are expected to arise as a direct result of, the use and eventual disposition of the asset or asset group.  The Company has not recognized any impairment losses for the Company’s long-lived assets for the years ending April 30, 2015 and 2014.

Goodwill and Intangible Assets, Policy [Policy Text Block]
Goodwill

Goodwill represents the excess of the cost over the fair market value of the net assets acquired including identifiable assets.  Goodwill is tested annually, or more frequently if circumstances indicate potential impairment, by comparing its fair value to its carrying amount.  The determination of whether or not goodwill is impaired involves significant judgment.  Although the Company believes its goodwill is not impaired, changes in strategy or market conditions could significantly impact the judgments and may require future adjustments to the carrying value of goodwill.  The Company uses a two-step process to test for goodwill impairment.  The first step is to screen for potential impairment, while the second step measures the amount of the impairment, if any.  The first step of the goodwill impairment test compares the fair value of each reporting unit with its carrying amount, including goodwill.  If the fair value of the reporting unit exceeds its carrying value, goodwill is not impaired.  If the carrying value of the reporting unit’s net assets, including goodwill, exceeds the fair value of the reporting unit, then the Company determines the implied fair value of goodwill.  If the carrying value of goodwill exceeds its implied fair value, then an impairment of goodwill has occurred and an impairment loss would be recognized for the difference between the carrying amount and the implied fair value of goodwill as a component of operating income.  The implied fair value of goodwill is calculated by subtracting the fair value of tangible and intangible assets associated with the reporting unit from the fair value of the unit. The Company tests for goodwill impairment at the operating segment level.

The Company has not recognized any impairment losses for the Company’s goodwill for the years ending April 30, 2015 and 2014.

Revenue Recognition, Deferred Revenue [Policy Text Block]	Deferred Revenue Deferred revenue represents payments received in advance for products to be delivered. When products are delivered, deferred revenue is then recognized as earned.

Warrant Liability [Policy Text Block]
Warrant Liability

Warrant liability represented the fair value of warrants issued in connection with the 2011 and 2013 private placements of the Company’s common stock, which are described more fully in Note 8. These warrants were presented as liabilities based on the certain exercise price reset provisions.  The  liability, which was recorded at fair value on the accompanying consolidated balance sheets, was calculated by the Monte Carlo simulation valuation method.  The change in fair value of these warrants were recognized as other income or expense in the consolidated statements of operations. On March 11, 2015 the Company entered into a securities purchase agreement and amended the 2011 and 2013 warrant agreements which eliminated the liability feature of these warrants. Such warrants were transferred to equity which is discussed more fully in Note 7.

Revenue Recognition, Policy [Policy Text Block]
Revenue Recognition

The Company derives revenue from its POS and TOS businesses. Personalized oncology solutions assist physicians by providing information to help guide the development of personalized treatment plans for their patients using our core offerings, including testing oncology drugs and drug combinations on personalized TumorGrafts, and through other products. Translational oncology solutions offer a preclinical TumorGraft platform to pharmaceutical and biotechnology companies using proprietary TumorGraft studies, which the Company believes may be predictive of how drugs may perform in clinical settings.  The Company recognizes revenue when the following four basic criteria are met: (i) a contract has been entered into with its customers; (ii) delivery has occurred or services rendered to its customers; (iii) the fee is fixed and determinable as noted in the contract; and (iv) collectability is reasonably assured.  The Company utilizes a proportional performance revenue recognition model for its TOS business, under which it recognizes revenue as performance occurs, based on the relative outputs of the performance that have occurred up to that point in time under the respective agreement, typically the delivery of reports to its customers documenting the results of testing protocols.

When a POS or TOS arrangement involves multiple elements, the items included in the arrangement (deliverables) are evaluated to determine whether they represent separate units of accounting.  The Company performs this evaluation at the inception of an arrangement and as each item in the arrangement is delivered.  Generally, the Company accounts for a deliverable (or a group of deliverables) separately if: (i) the delivered item(s) has standalone value to the customer, and (ii) if the Company has given the customer a general right of return relative to the delivered item(s) and the delivery or performance of the undelivered item(s) or service(s) is probable and substantially in the Company’s control.  All revenue from contracts determined not to have separate units of accounting is recognized based on consideration of the most substantive delivery factor of all the elements in the contract or if there is no predominant deliverable upon delivery of the final element of the arrangement.

During the third quarter of fiscal year 2014 we entered into a contract that may require the replacement of licensed tumors in the event that certain contractual terms have not been satisfied. Due to such requirements we have estimated an amount of licensed tumors that may need to be replaced, and we have deferred this revenue until all provisions of the agreement have been met. There was $258,000 of deferred revenue as of April 30, 2015 relating to our estimate of replacement of licensed tumors.

Cost Of Personalized Oncology Solutions [Policy Text Block]
Cost of Personalized Oncology Solutions

Cost of POS consists of costs related to POS revenue earned from implantations, drug panels, tumor boards, and gene sequencing services, as well as indirect internal costs, such as salaries for personnel directly engaged in these products. Direct costs associated with implantation revenues are primarily related to mice purchases and maintenance and shipping of tumor tissue. Direct drug panel costs are primarily incurred from mice purchases and maintenance and drug purchases. Direct tumor board costs are primarily related to physicians’ honorariums and any tumor board participation costs such as travel, lodging and meals. Direct gene sequencing costs are primarily related to costs billed from the gene sequencing service provider. All costs are expensed as incurred.

Cost Of Translational Oncology Solutions [Policy Text Block]
Cost of Translational Oncology Solutions

Cost of TOS consists of costs related to TOS revenue.  Direct costs include mice purchases and maintenance costs for studies completed internally and charges from CROs for studies handled externally. Indirect costs include salaries for personnel directly engaged in providing TOS products. All costs of performing studies in-house are expensed as incurred. All costs of performing studies from external sources, if any, are expensed when received.

Research and Development Expense, Policy [Policy Text Block]
Research and Development

Research and development costs represent both costs incurred internally for research and development activities, including personnel costs and mice purchases and maintenance, as well as costs incurred externally to facilitate research activities, such as tumor tissue procurement and characterization expenses.  All research and development costs are expensed as incurred.

Cost of Sales, Policy [Policy Text Block]
Sales and Marketing

Selling and marketing expenses represent costs incurred to promote the Company’s products offered, including salaries, benefits and related costs of our sales and marketing personnel, and represent costs of advertising and other selling and marketing expenses. All sales and marketing costs, including advertising costs, are expensed as incurred.

Earnings Per Share, Policy [Policy Text Block]
Basic and Dilutive Loss Per Common Share

Basic net loss per share is computed by dividing the net loss for the period by the weighted-average number of shares of common stock outstanding during the period. Diluted net loss per share is computed by dividing the net loss for the period by the weighted-average number of shares of common stock plus dilutive potential common stock considered outstanding during the period. Such dilutive shares consist of incremental shares that would be issued upon exercise of the Company’s derivative warrants, which were reclassified to equity as discussed in note 7.

	Year Ended April 30,
	2015	2014
Basic loss per share computation
Net loss attributable to common stockholders	$(13,139,820)	$(7,406,367)
Weighted Average common shares – basic	5,985,346	5,571,993
Basic net loss per share	$(2.20)	$(1.33)

Diluted loss per share computation
Net loss attributable to common stockholders	$(13,139,820)	$(7,406,367)
Less: Gain on derivative warrant liability	980,519	—
Loss available to common stockholders	$(14,120,339)	$(7,406,367)

Weighted Average common shares	5,985,346	5,571,993
Incremental shares from assumed exercise of warrants and stock options	439,065	—
Adjusted weighted average share – diluted	6,424,410	5,571,993

Diluted net loss per share	$(2.20)	$(1.33)

The following table reflects the total potential share-based instruments outstanding at April 30, 2015 and 2014 that could have an effect on the future computation of dilution per common share:

	Year Ended April 30,
	2015	2014

Stock options	2,004,002	1,945,920
Warrants	2,109,840	273,056

Total common stock equivalents	4,113,842	2,218,975

Share-based Compensation, Option and Incentive Plans Policy [Policy Text Block]
Share-Based Payments

The Company typically recognizes expense for share-based payments based on the fair value of awards on the date of grant.  The Company uses the Black-Scholes option pricing model to estimate fair value.  The Black-Scholes option valuation model was developed for use in estimating the fair value of short-traded options that have no vesting restrictions and are fully transferable.  The option pricing model requires the Company to estimate certain key assumptions such as expected life, volatility, risk free interest rates and dividend yield to determine the fair value of share-based awards.  These assumptions are based on historical information and management judgment.  The risk-free interest rate used is based on the United States treasury security rate with a term consistent with the expected term of the award at the time of the grant. Since the Company has limited option exercise history, it has generally elected to estimate the expected life of an award based upon the Securities and Exchange Commission-approved “simplified method” noted under the provisions of Staff Accounting Bulletin No. 107 with the continued use of this method extended under the provisions of Staff Accounting Bulletin No. 110.  During fiscal 2013, the Company changed its method used to calculate expected volatility from an index, which was based on the Company’s historic volatility and certain comparable guideline companies, to the use of only the Company’s historic volatility which had an immaterial effect on the financial statements.  The Company does not anticipate paying a dividend, and therefore, no expected dividend yield was used.

The Company expenses share-based payments over the period that the awards are expected to vest, net of estimated forfeitures.  If actual forfeitures differ from management’s estimates, compensation expense is adjusted.  The Company expenses modification charges in the period of modification and, if required, over the remaining period the awards are expected to vest. The Company will report cash flows resulting from tax deductions in excess of the compensation cost recognized from those options (excess tax benefits) as financing cash flows, if they should arise.

Income Tax, Policy [Policy Text Block]
Income Taxes

Deferred income taxes have been provided to show the effect of temporary differences between the recognition of expenses for financial and income tax reporting purposes and between the tax basis of assets and liabilities, and their reported amounts in the consolidated financial statements.  In assessing the realizability of deferred tax assets, the Company assesses the likelihood that deferred tax assets will be recovered through tax planning strategies or from future taxable income, and to the extent that recovery is not likely or there is insufficient operating history, a valuation allowance is established.  The Company adjusts the valuation allowance in the period management determines it is more likely than not that net deferred tax assets will or will not be realized.  Changes in valuation allowances from period to period are included in the tax provision in the period of change. As of April 30, 2015 and 2014, the Company provided a valuation allowance for all net deferred tax assets, as recovery is not more likely than not based on an insufficient history of earnings.

Tax positions are positions taken in a previously filed tax return or positions expected to be taken in a future tax return that are reflected in measuring current or deferred income tax assets and liabilities reported in the consolidated financial statements.  Tax positions include, but are not limited to, the following:

•	An allocation or shift of income between taxing jurisdictions;
•	The characterization of income or a decision to exclude reportable taxable income in a tax return; or
•	A decision to classify a transaction, entity or other position in a tax return as tax exempt.

The Company reflects tax benefits only if it is more likely than not that we will be able to sustain the tax position, based on its technical merits.  If a tax benefit meets this criterion, it is measured and recognized based on the largest amount of benefit that is cumulatively greater than 50% likely to be realized.  The Company has $100,000 of unrecognized tax benefits as of April 30, 2015 and none as of April 30, 2014.

The Company’s practice is to recognize interest and/or penalties related to income tax matters in income tax expense. The Company had no accrual for interest or penalties on the Company’s balance sheets at April 30, 2015 and 2014, and has not recognized interest and/or penalties in the statement of operations for either period. We do not anticipate any significant unrecognized tax benefits will be recorded during the next 12 months.

New Accounting Pronouncements, Policy [Policy Text Block]
Recent Accounting Pronouncements

In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers”, which will replace most existing revenue recognition guidance in U.S. Generally Accepted Accounting Principles and is intended to improve and converge with international standards the financial reporting requirements for revenue from contracts with customers. The core principle of ASU 2014-09 is that an entity should recognize revenue for the transfer of goods or services equal to the amount that it expects to be entitled to receive for those goods or services. ASU 2014-09 also requires additional disclosures about the nature, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments. ASU 2014-09 allows for both retrospective and prospective methods of adoption and is effective for periods beginning after December 15, 2016. The Company is currently evaluating the impact that the adoption of ASU 2014-09 will have on our financial statements. On July 9, the FASB decided to delay the effective date of the new revenue standard by one year.

In June 2014, FASB has issued Accounting Standards Update (“ASU”) No. 2014-12, “Compensation — Stock Compensation (Topic 718): Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period”. This ASU requires that a performance target that affects vesting, and that could be achieved after the requisite service period, be treated as a performance condition. As such, the performance target should not be reflected in estimating the grant date fair value of the award. This update further clarifies that compensation cost should be recognized in the period in which it becomes probable that the performance target will be achieved and should represent the compensation cost attributable to the period(s) for which the requisite service has already been rendered.. The amendments in this ASU are effective for annual periods and interim periods within those annual periods beginning after December 15, 2015. Earlier adoption is permitted. The adoption of this standard is not expected to have a material impact on the Company’s condensed consolidated balance sheets and results of operations.

In August 2014, FASB issued Accounting Standards Update (“ASU”) 2014-15, “Presentation of Financial Statements — Going Concern: Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern”. This ASU requires management to evaluate, in connection with preparing financial statements for each annual and interim reporting period, whether there are conditions or events, considered in the aggregate, that raise substantial doubt about an entity’s ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable) and provide related disclosures. ASU 2014-15 is effective for the annual period ending after December 15, 2016, and for annual and interim periods thereafter. Early adoption is permitted. The Company is currently evaluating the impact of ASU 2014-15 on its financial statements.